Ivy Funds

Supplement dated July 28, 2017 to the

Ivy Funds Prospectus

dated January 31, 2017

and as supplemented February 22, 2017, March 2, 2017, April 7, 2017 and May 18, 2017

The following replaces in its entirety the second footnote following the table under the “Fees and Expenses” section on pages 2, 11, 24 and 31:

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

The following replaces in its entirety the second footnote following the table under the “Fees and Expenses” section for Ivy Pictet Emerging Markets Local Currency Debt Fund on page 16:

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

The following replaces the first sentence of the first paragraph of the “Your Account — Buying Shares — Low Balance Fee” section on page 88:

For Class A and Class C shares, if your account balance falls below $650 (per Fund) at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment.

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